As filed with the Securities and Exchange Commission on July 29, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

Will Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

Registrant's telephone number, including area code: (512) 505-2347

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2014 to May 31, 2015

Item 1. Reports to Stockholders.

YCG ENHANCED FUND a series of the YCG Funds

Semi-Annual Report
May 31, 2015	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six month period ending May 31, 2015, the YCG Enhanced Fund achieved a total return of 2.92%. During the same time period, the S&P 500 Index had a total return of 2.97%. The fund’s top five winners and top five losers during this period were as follows:

WINNERS	LOSERS
MSCI	Procter & Gamble
Western Union	Coca-Cola
Unilever	Twenty-First Century Fox
AON	Colgate-Palmolive
Anthem	PepsiCo

We largely ignore the short term performance represented in the chart above and focus instead on continuously updating our forward expected return analyses and concentrating our portfolio in those securities that we believe offer the best risk-adjusted return potential.

Over the last six months, government monetary policy and its impact on markets has been investors’ clear topic du jour. Since the Global Financial Crisis of 2008, almost all of the world’s major central banks have engaged in unprecedented monetary easing campaigns, driving up asset prices. Because these campaigns have impacted markets so significantly, many investors have, seemingly, become obsessed with divining central bankers’ next moves. They attempt to accomplish this feat of one part mind-reading and another part clairvoyance by endlessly parsing the speeches, written statements, and offhand remarks of these masters of our monetary fate, looking for clues such as a removed word here, a missing comma there, or an added phrase anywhere. Everywhere we look, commentators breathlessly pontificate on these “findings” and the resultant “obvious” impact on markets. We find these analyses useless at best and dangerously misleading at worst.

Clearly, the current level of interest rates is both relevant and fairly astounding in a historical context. In July of 2012, U.S. 10-year Treasury yields declined to a 220-year low of 1.45% and currently yield just 2.12%. Japanese 10-year government bond yields declined to a 140-year low of 0.20% in January of 2015. Just a couple of months ago, French 10-year government bond yields touched their lowest level in at least 270 years at 0.36%. German 10-year government bonds were no exception. In April of this year, yields almost went negative, reaching 0.07%, their lowest level in the past 200 years, excluding 1923-24’s volatile hyperinflation.1  While debt markets have sold off recently and the yields on German 10 year bonds are now a whopping 0.49%, it is not out of the question that renewed deflation fears could push this yield back down

1	See http://corp.bankofamerica.com/documents/16307/0/longest_pictures.pdf.

YCG Enhanced Fund

and possibly even below zero, meaning that investors would be paying the German government for the privilege of giving them a 10-year loan. And, lest you think this possibility inconceivable, in early April, Switzerland became the first government in history to sell benchmark 10-year debt at negative interest rates.

Clearly, also, knowing whether U.S. rates will follow suit over the next couple of years or diverge and start heading back up matters greatly in determining what happens to stock prices. Since all asset prices are related, if 10-Year U.S. Treasury yields increased to 5%, Treasury bonds would compete more effectively with stocks for investment dollars than they do with yields at 2.12%, which could cause stock prices to go down or stagnate.

So far, we are in agreement with many of the interest rate prognosticators. However, we differ from them on one very fundamental point. They believe the future is knowable, or, more cynically but perhaps more realistically, they believe the public is gullible and will pay good money for their viewpoints, as long as they express them loudly and confidently. We, on the other hand, believe no one can predict the level of interest rates over the near, medium, or, perhaps even, long term. Fortunately, the evidence is on our side as unpredictability is endemic to all complex adaptive systems, and the economy satisfies all the conditions necessary to be classified as one.2  Further proof of the economy’s unpredictability can be seen in one of our favorite charts:

As you can see, economists, whose full-time job is to study and model the economy, do an absolutely abysmal job of predicting even the overall Gross Domestic Product (“GDP”) growth rate.

So, if you can’t predict, what do you do?  As the renowned value investor Howard Marks famously said, “You can prepare,”3 which leads us to our latest investment

2	See http://en.wikipedia.org/wiki/Complex_adaptive_system.
3	See http://www.oaktreecapital.com/MemoTree/2001_11_20%20You%20Can%27t%20Predict.pdf.

YCG Enhanced Fund

idea, a great company with strong competitive advantages and attractive growth potential that may act as a hedge in our portfolio if rates rise faster than we or the rest of the world expect.

Charles Schwab: Creating Value for Customers and Investors

Recently, we accumulated shares of Charles Schwab, one of the largest brokerage, banking, and asset management firms in the United States, with over $2.5 trillion in client assets, almost 9.5 million active brokerage accounts, and nearly $106 billion in interest-bearing banking deposits. Other large firms in the industry include Fidelity with $5.2 trillion in customer assets, Blackrock with over $4.7 trillion, Merrill Lynch with over $2.5 trillion, Morgan Stanley with $2 trillion, Wells Fargo with $1.7 trillion, Goldman Sachs with almost $1.2 trillion, Capital Group with $1.2 trillion, TD Ameritrade with $695 billion, and E-Trade with $308 billion. The total industry size is probably best approximated by total U.S. household assets of $99.1 trillion, including total financial assets of $69.4 trillion.

In an industry full of firms focused on extracting as many fees as possible from clients, both through high transaction fees and through advisors’ pushing of expensive internally managed products, Schwab stands out from the crowd as a result of its laser-like focus on low-cost, technologically superior, and transparent financial product offerings. This approach has turned Schwab into an asset gathering machine, enabling it to grow assets since the end of 2006 at 9% per year, made up of 6.7% in new client asset growth and 2.3% in asset appreciation. Impressively, this growth rate includes the Global Financial Crisis of 2008. We believe Schwab’s advantages remain firmly entrenched even today, with many traditional brokers (representing tens of trillions of dollars of client assets) still charging hundreds to even thousands of dollars per trade, offering maddeningly buggy and inferior trading and administration platforms (we’ve tested them), and continuing to be financially incentivized to put clients into their own firms’ most expensive and complex offerings. Thus, we believe it’s likely Schwab will continue to grow new client assets at comparable rates to the past. If the next five to ten years don’t include a global financial crisis and the asset appreciation component grows faster than the 2.3% cited above, then Schwab may even be able to grow assets at 10% or more per year. Since its business model is much more technological in nature with far less leakage to high-priced stockbrokers, Schwab’s cost structure is more fixed than most brokerage firms, resulting in total costs as a percentage of assets having fallen from 22 basis points in 2006 to 15 basis points in 2014. This fixed cost structure should enable Schwab to grow earnings at an even faster pace than the 8 to 10% revenue growth rate we expect. Even at today’s valuation of 29x our next-twelve-months earnings estimate, in which we strip out Wall Street’s assumption of interest rate increases, we believe Schwab has the potential to do well given their compelling business model and potentially rapid future earnings growth. However, we believe the investment case for Schwab is far better than the one presented thus far because much of Schwab’s earnings power remains latent due to artificially low interest rates.

YCG Enhanced Fund

In 2014, Schwab made 41.8% of revenues from asset management and administration fees, 37.5% from net interest revenue, 15.0% from trading revenue, and 5.7% from other revenue sources. Schwab is under-earning in both the asset management and administration fee category and in the net interest revenue category. First, in the asset management and administration fee category, a substantial portion of this revenue is generated from fees Schwab charges on its proprietary money market funds. Currently, because interest rates are so low, Schwab is rebating a large percentage of these fees back to clients. If short term interest rates were to return to 2006 levels of roughly 5%,4 Schwab could completely cease giving these rebates, resulting in approximately $0.40 of additional earnings per share, a huge increase relative to the current 2015 Wall Street consensus earnings estimate for Schwab of $1.04.

Second, in the net interest revenue category, Schwab generates income by using the deposits of its banking clients and the residual cash of its brokerage clients to make margin, mortgage, and other types of loans to its clients. In addition, it invests some of this money into corporate, government, and asset-backed debt securities. It then makes a spread on the difference between the rate of return it receives on investments and loans and the rate of interest it must pay out to its depositors and brokerage clients. In 2014, Schwab lent out and invested its money at a weighted average rate of 1.71% and paid its depositor and brokerage clients 0.07%, resulting in a 1.64% spread. In most interest rate environments, the spread that Schwab can make is much larger. In 2006, for example, Schwab could lend money in a lower risk manner and still earn a weighted average rate of 6.16%. However, because many clients 1) have nominal amounts of money in their banking and brokerage accounts, 2) value the liquidity of these accounts, 3) don’t want to go through the hassle of switching banks, and/or 4) value the perceived safety and security of Schwab or other reputable big institutions, many customers will accept less than the risk-free short-term rates of interest on their money. In Schwab’s case, during 2006, it paid a weighted average 1.98% to its depositors and brokerage clients. Thus, Schwab earned a net interest margin of 4.18%. If interest rates returned to 2006 levels and remained there, Schwab’s net interest margin would increase substantially over time, possibly eventually to a rate around the 4.18% it earned in 2006. (Side note: Because the deposits and brokerage client cash are all variable rate and the investments and loans that Schwab makes are a combination of fixed rate and variable rate, some with durations of over 10 years, we estimate that, if short-term risk free rates went to 5% tomorrow and stayed there, net interest margin would expand by 20-30 bps immediately and could have the potential to then keep expanding up to the 4% level over the next 5 to 10 years as the longer duration securities mature.) The magnitude of this expanding net interest margin impact is very large. If Schwab’s 2015 net interest margin were 4.18% instead of the current 1.64%, it would earn an additional $1.80 per share, and this potential earnings impact will likely grow over time at a rate

4	See http://www.moneycafe.com/personal-finance/fed-funds-rate-history/.

YCG Enhanced Fund

roughly in line with the growth rate of Schwab’s deposits and brokerage client cash. Overall, combining both the money market fee waiver and the net interest margin effects, we believe Schwab’s 2015 “earnings power” in a higher rate environment is approximately $3.24 versus the $1.04 Wall Street consensus earnings estimate.

In our base case scenario for Schwab, we believe the company can continue to grow client assets, deposits, and total revenues at 8-10% a year and earnings at 10-13% as a result of ongoing fixed cost leverage, even with short-term interest rates at zero. Then, as interest rates rise, the money market fee waivers should subside relatively early on and, combined with the slow increase in net interest margin, should provide an immediate 20-40% boost to earnings per share. The 2016 Wall Street consensus earnings estimate of $1.51 per share implies this sort of immediate impact. Thereafter, we believe earnings per share will continue to increase by the 10-13% organic rate with an additional 5-20% continued growth boost from rising interest rates, depending on how fast and how high they climb. If net interest margin were to increase to 4% over the next 8 years, we believe Schwab could earn over $6.00 in 2023.

Given that we’re value investors, we can’t talk about the upside without also talking about the downside. The major downside risk would be a big stock market rout. In a repeat of the Global Financial Crisis of 2008, we estimate Schwab’s earnings could fall from the projected 2015 amount of $1.04 to $0.95, which is a far cry from the impact at that time (earnings went from $1.06 in 2008 to $0.38 in 2010 even though client assets rose by 9% and client deposits plus brokerage receivables rose by 139% from the end of 2007 to the end of 2010). The increased robustness on the downside reflects the fact that the largest negative pressure on earnings from 2008 to 2010 was the relentless decrease in interest rates and its enormous impact on net interest revenue and money market fees. Since short-term and long term rates have both been low for so long, we believe an incremental impact from a stock market crash on these two categories would be fairly benign. A Japanese-style deflation could cause significantly more earnings pressure, but we believe the probability of such an occurrence is low given the size, diversity, and innovativeness of the U.S. economy as well as the much more favorable demographics of the U.S. population. We also believe Schwab’s earnings multiple may be more robust to the next market downturn because, in the last crash, there was a concern that the money market business would be destroyed by new regulations. Since that time, the Fed has come out with new regulations that leave the money market business intact.

The last potential way to achieve an attractive rate of return on Schwab is through a takeout. Goldman Sachs and many other investment banks have been experiencing significant pressure in their trading businesses, and we believe they’re also being outcompeted in their wealth management businesses by Schwab. Thus, we give some credence to the intermittent speculation that Goldman or another investment bank may make a buyout offer, and we think founder Charles Schwab’s age increases the probability he would accept an offer if it were high enough.

YCG Enhanced Fund

Finally, as alluded to earlier, Schwab serves as a great hedge for the rest of our portfolio, which is predominantly comprised of market dominant consumer staple, toll-taker, and/or utility-like businesses. We believe these stocks should perform well in most economic environments and do particularly well relative to the market during periods of deflationary, downward shocks. However, in periods of stagflation or in environments of steadily rising interest rates, these stocks, along with almost every other asset class, will experience some pressure on their earnings multiples as the discount rate people use to value them goes up. Schwab, on the other hand, has explosive earnings upside potential in a period of rising interest rates, and thus we believe its stock price has the potential to do very well in such an environment.

Concluding Remarks

As investors right alongside you, we will continue to focus on what matters. Since we cannot predict the future, we will instead prepare. In other words, we will continue to build up our library of great companies we would love to own at the right price, to expand our knowledge base on the companies currently in our portfolio, to learn more about decision-making biases and design systems to minimize the impact of these biases, and to be patient and objective as we diligently seek out the best risk-adjusted expected returns for our portfolios.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

Basis point is defined as one hundredth of one percent.

Earnings growth is not a measure of the Fund’s future performance.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2015 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2015 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/01/14 –
	12/01/2014	5/31/15	5/31/15
Actual	$1,000.00	$1,029.20	$7.03
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	6.99

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2015 (Unaudited)

Percentage of
Net Assets
Unilever NV – ADR	7.40%
Procter & Gamble Co.	7.30%
Colgate-Palmolive Co.	6.88%
PepsiCo., Inc.	6.72%
MSCI, Inc.	5.45%
Aon PLC	4.95%
Coca-Cola Co.	4.56%
Mastercard, Inc.	4.55%
Western Union Co.	4.11%
Oracle Corp.	4.11%
Total	56.03%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2015 (Unaudited)

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 87.36%

Beverages – 11.28%
Coca-Cola Co.	103,135	$4,224,410
PepsiCo., Inc.	64,505	6,220,217
		10,444,627
Capital Markets – 2.26%
The Charles Schwab Corp.	66,000	2,088,900

Commercial Banks – 5.93%
Sberbank of Russia – ADR	304,337	1,713,418
Wells Fargo & Co.	67,418	3,772,711
		5,486,129
Communications Equipment – 0.83%
Cisco Systems, Inc.	26,366	772,787

Diversified Financial Services – 5.45%
MSCI, Inc.	81,286	5,043,796

Diversified Telecommunication Services – 4.07%
Verizon Communications, Inc.	76,234	3,769,009

Food & Staples Retailing – 1.79%
CVS Health Corp.	16,155	1,653,949

Food Products – 9.52%
The Hershey Co.	21,164	1,965,289
Unilever NV – ADR	160,409	6,849,464
		8,814,753
Health Care Providers & Services – 3.81%
Anthem, Inc.	9,369	1,572,587
Express Scripts Holding Co. (a)	22,451	1,956,380
		3,528,967
Household Products – 14.18%
Colgate-Palmolive Co.	95,317	6,366,223
Procter & Gamble Co. (b)	86,206	6,757,688
		13,123,911

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 87.36% (continued)

Insurance – 4.95%
Aon PLC	45,270	$4,582,229

Internet Software & Services – 2.22%
eBay, Inc. (a)	23,600	1,448,096
Google, Inc. – Class A (a)	463	252,483
Google, Inc. – Class C (a)	664	353,321
		2,053,900
IT Services – 8.66%
Mastercard, Inc.	45,680	4,214,437
Western Union Co.	173,342	3,804,857
		8,019,294
Media – 4.67%
Discovery Communications, Inc. (a)	63,769	2,005,216
Twenty-First Century Fox, Inc.	69,055	2,320,248
		4,325,464
Software – 7.74%
Microsoft Corp.	71,813	3,365,157
Oracle Corp.	87,485	3,804,723
		7,169,880
TOTAL COMMON STOCKS
(Cost $66,465,148)		80,877,595
Total Investments (Cost $66,465,148) – 87.36%		80,877,595
Other Assets in Excess of Liabilities – 12.64%		11,697,698
TOTAL NET ASSETS – 100.00%		$92,575,293

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	A portion of this security is pledged as collateral on options written. As of May 31, 2015, the value of collateral is $2,351,700.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2015 (Unaudited)

	Contracts	Value
PUT OPTIONS
Anthem, Inc.
Expiration: June 2015; Exercise Price: $160.00	21	$3,444
Aon PLC
Expiration: July 2015; Exercise Price: $97.50	138	13,800
CVS Health Corp.
Expiration: June 2015; Exercise Price: $105.00	100	30,200
eBay, Inc.
Expiration: July 2015; Exercise Price: $57.50	132	9,768
Express Scripts Holding Co.
Expiration: August 2015; Exercise Price: $90.00	225	100,350
Google, Inc.
Expiration: June 2015; Exercise Price: $530.00	6	3,960
Expiration: June 2015; Exercise Price: $565.00	11	34,980
Mastercard, Inc.
Expiration: July 2015; Exercise Price: $90.00	180	23,220
Expiration: July 2015; Exercise Price: $95.00	16	6,400
Microsoft Corp.
Expiration: July 2015; Exercise Price: $42.00	163	1,956
The Charles Schwab Corp.
Expiration: June 2015; Exercise Price: $30.00	149	2,235
Expiration: June 2015; Exercise Price: $31.00	245	9,800
Twenty First Century Fox, Inc.
Expiration: July 2015; Exercise Price: $34.00	482	55,430
Total Options Written (Premiums received $616,133)		$295,543

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2015 (Unaudited)

ASSETS:
Investments, at value (Cost $66,465,148)	$80,877,595
Cash	9,395,605
Receivable for Fund shares sold	10,166
Dividends and interest receivable	102,361
Deposits with brokers for options written	2,780,247
Prepaid expenses	20,979
Total Assets	93,186,953

LIABILITIES:
Options written, at value (Premiums received $616,133)	295,543
Payable for investments purchased	188,121
Payable to investment adviser	84,325
Payable to trustees	733
Other accrued expenses	42,938
Total Liabilities	611,660
NET ASSETS	$92,575,293

NET ASSETS CONSIST OF:
Capital Stock	$76,716,902
Undistributed net investment income	137,696
Undistributed accumulated net realized gain	987,658
Net unrealized appreciation
Investments	14,412,447
Options written	320,590
Total Net Assets	$92,575,293
Shares outstanding (unlimited shares of no par value authorized)	6,697,798

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$13.82

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase. See Note 2h.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$747,464
Total investment income	747,464
EXPENSES:
Investment advisory fees	438,682
Shareholder Service fees	23,844
Administration fees	22,930
Compliance fees	18,432
Federal and state registration fees	18,343
Transfer agent fees and expenses	14,782
Accounting fees	12,443
Audit and tax fees	7,749
Trustee fees and expenses	6,734
Insurance fees	5,155
Legal fees	4,779
Custody fees	4,488
Reports to shareholders	3,625
Miscellaneous expenses	1,416
Total expenses before reimbursements	583,402
Expense recoupment by investment adviser (See Note 6)	26,366
Net Expenses	609,768
NET INVESTMENT INCOME	137,696
REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on
Investments	(44,803)
Written options	1,033,056
Total	988,253
Net change in unrealized appreciation (depreciation) on
Investments	1,711,523
Written options	(124,924)
Total	1,586,599
Net realized and unrealized gain on investments	2,574,852
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,712,548

(1)	Net of $16,595 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months
	Ended
	May 31, 2015	Year Ended
	(Unaudited)	November 30, 2014
OPERATIONS:
Net investment income	$137,696	$361,537
Net realized gain on investments
and written options	988,253	3,159,981
Net change in unrealized appreciation
on investments and written options	1,586,599	5,441,837
Net increase in net assets
resulting from operations	2,712,548	8,963,355
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,538,180	26,726,438
Proceeds from reinvestment of distributions	3,414,124	993,867
Redemption fees	693	3,560
	11,952,997	27,723,865
Payments for shares redeemed	(2,778,339)	(2,011,685)
Net increase	9,174,658	25,712,180
DISTRIBUTIONS PAID FROM:
Net investment income	(357,083)	(306,410)
From net realized gains	(3,066,482)	(690,125)
Total distributions	(3,423,565)	(996,535)
TOTAL INCREASE IN NET ASSETS	8,463,641	33,679,000
NET ASSETS:
Beginning of period	84,111,652	50,432,652
End of period/year (including
undistributed net investment income
of $137,696 and $357,083)	$92,575,293	$84,111,652
CHANGES IN SHARES OUTSTANDING:
Shares sold	637,584	2,074,704
Issued in reinvestment of distributions	255,931	79,573
Shares redeemed	(205,279)	(155,652)
Net increase	688,236	1,998,625

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Six-Months
	Ended			December 28, 2012(1)
	May 31, 2015		Year Ended	through
	(Unaudited)		November 30, 2014	November 30, 2013
NET ASSET VALUE:
Beginning of period	$14.00		$12.57	$10.00

OPERATIONS:
Net investment income	0.02		0.07	0.05
Net realized and unrealized
gain on investment securities	0.37		1.61	2.52
Total from investment operations	0.39		1.68	2.57
Redemption fee proceeds	—	(2)	— (2)	—	(2)
Dividends from net investment income	(0.06)		(0.08)	—
Dividends from net realized gains	(0.51)		(0.17)	—
Total distributions	(0.57)		(0.25)	—

NET ASSET VALUE:
End of period	$13.82		$14.00	$12.57

TOTAL RETURN	2.92	%(3)	13.58%	25.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets; end of period (000’s)	$92,575		$84,112	$50,433
Ratio of expenses to average net assets:
Expenses including
reimbursement (recapture)	1.39	%(4)	1.39%	1.39	%(4)
Expenses excluding
reimbursement (recapture)	1.33	%(4)	1.38%	1.70	%(4)
Net investment income including
reimbursement (recapture)	0.31	%(4)	0.55%	0.59	%(4)
Net investment income excluding
reimbursement (recapture)	0.37	%(4)	0.56%	0.28	%(4)
Portfolio turnover rate	3.12	%(3)	25.46%	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2015 (Unaudited)

1.ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term appreciation with reasonable investment risk.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as NASDAQ are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$80,877,595	$—	$—	$80,877,595
Liabilities
Other Financial
Instruments**
Options Written	$295,543	$—	$—	$295,543

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.  There were no transfers between levels during the period.  It is the Fund’s policy to consider transfers between levels as of the end of the reporting period.

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2015, the Fund held securities with a value of $2,351,700 and cash of $2,780,247 as collateral for options written.  During the period, the Fund used written covered put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities – Values of Derivative Instruments as of May 31, 2015
	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$295,543

The effect of Derivative Instruments on the Statement of Operations for the six-months ended May 31, 2015.

Amount of Realized Gain on		Change in Unrealized Depreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$1,033,056	Equity Contracts	($124,924)

The average monthly value of written options during the period ended May 31, 2015 was $409,764.

See Note 4 for additional disclosure related to transactions in options written during the period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2015:

Liabilities				Gross Amounts not
offset in the Statement
of Assets and Liabilities
Gross
		Amounts	Net
		Offset	Amounts
	Gross	in the	Presented
	Amounts	Statement	in the
	of	of Assets	Statement of
Description /	Recognized	and	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$295,543	$ —	$295,543	$ —	$295,543	$ —

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the six-months ended May 31, 2015, the Fund did not have any liabilities for unrecognized tax benefits.  The Fund is subject to examination by U.S. taxing authorities for open tax periods since the commencement of operations.

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

g) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

h) Redemption Fee – Those who buy and sell the Fund within 90 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2015, no shareholder held more than 25% of the outstanding shares of the Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.INVESTMENT TRANSACTIONS

For the six-months ended May 31, 2015, the aggregate purchases and sales of securities, excluding short-term securities, were $11,742,641 and $2,337,969 for the Fund.  For the six-months ended May 31, 2015, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the six-months ended May 31, 2015, in the Fund were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/14	$625,174	2,402
Options written	1,580,107	5,592
Options exercised	(133,680)	(938)
Options expired	(724,853)	(2,609)
Options closed	(730,615)	(2,579)
Outstanding at 05/31/15	$616,133	1,868

See Note 2 for additional disclosure related to transactions in options written during the period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

5.INVESTMENT ADVISORY AGREEMENT

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.  During the six-months ended May 31, 2015, the Fund reimbursed $26,366 of previously waived expenses to the Adviser. As of May 31, 2015, expenses of $12,026 and $42,401 are subject to recoupment by the Adviser, expiring during the period ended November 30, 2017 and November 30, 2016, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

6.SERVICE AND CUSTODY AGREEMENTS

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

7.NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

8.NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance if effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

9.FEDERAL TAX INFORMATION

As of November 30, 2014, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$57,239,093
Gross unrealized appreciation	13,806,982
Gross unrealized depreciation	(1,106,191)
Net tax unrealized appreciation (depreciation)	12,700,791
Undistributed ordinary income	1,587,941
Undistributed long-term capital gains	1,835,587
Accumulated earnings	3,423,528
Other accumulated gains (losses)	445,089
Total accumulated earnings	$16,569,408

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and straddles.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2015 (Unaudited)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2014, there were no post-October or late-year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the period ended November 30, 2014, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the period ended November 30, 2014, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) receives $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

3.PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2015 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738

Chief Compliance Officer
Drake Compliance, LLC
422 Fleming Street, Suite 7
Key West, FL  33040

Legal Counsel
David Jones & Associates P.C.
395 Sawdust Road #2137
Woodlands, TX  77380

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*        /s/Brian A. Yacktman
Brian A. Yacktman, President

Date     July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Brian A. Yacktman
Brian A. Yacktman, President

Date     July 27, 2015

By (Signature and Title)*        /s/William D. Kruger
William D. Kruger, Treasurer

Date     July 27, 2015

* Print the name and title of each signing officer under his or her signature.